497(e)
                                                                       333-64749

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The Equitable Life Assurance Society of the United States
SUPPLEMENT DATED FEBRUARY 23, 2004 TO THE SEPTEMBER 15, 2003 PROSPECTUS FOR THE EQUITABLE ACCUMULATOR(R) PLUS
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This supplement, which is FOR USE IN NEW YORK ONLY, modifies certain information in the above-referenced Prospectus, Supplements to Prospectus and Statement of Additional Information dated September 15, 2003, as previously supplemented to date (together the "Prospectus"). Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus. You should keep this supplement with your Prospectus.

A. The "Greater of the 6% Roll up or Annual Ratchet guaranteed minimum death benefit" is not available in New York. Accordingly, all references in your Prospectus to this benefit are deleted. In New York, you have a choice of the standard death benefit or the Annual Ratchet to age 85 guaranteed minimum death benefit. See "Contracts features and benefits" under "Guaranteed minimum death benefit" in your Prospectus for more information about these benefits.

B. The Protection Plus feature is not available in New York. Accordingly, all references to this feature in your Prospectus are deleted.

C. Fixed maturity options are not available in New York. Accordingly, since the Guaranteed principal benefits feature require you to invest money in the fixed maturity options, this feature is also not available in New York. All references to fixed maturity options in your Prospectus are therefore deleted.

D. In "Contracts features and benefits" under "Credits," the following is added as the third bullet in the final set of bullets:

     o In New York, where annuity payments may begin after the first contract year, if you elect to receive annuity payments, we will not recover the credit on any contributions. See "The amount applied to purchase an annuity payout option" in "Accessing your money" later in the Prospectus for more information on the effect of annuitization in New York.

E. The "Indication of Intent" approach to first year contributions in connection with the contribution crediting rate is not available in New York. Accordingly, all references in your Prospectus to this approach are deleted. See "Contracts features and benefits" under "Credits" for more information.

F. In "Determining your contract's value" under "Termination of your contract," the following is added as a second paragraph:

     In New York, if your account value in the variable investment options is insufficient to pay the annual administrative, guaranteed minimum death benefit and/or the guaranteed minimum income benefit charges, and you have no account value in the guaranteed interest option, your contract will terminate without value, and you will lose any applicable benefits. See "Charges and expenses" later in the Prospectus.

G. In "Accessing your money" under "Your annuity payout options" under "The amount applied to purchase an annuity payout option," the following is added as the fourth paragraph:

     In New York, regardless of the form of annuity chosen, the amount applied to the annuity benefit is the greater of the cash value or 95% of what the account value would be if no withdrawal charge applied. The income provided, however, will never be less than what would be provided by applying the account value to the guaranteed annuity purchase factors. The guaranteed annuity purchase factors we use to determine your annuity benefit are lower than those we use under other contracts.

H. In "Accessing your money" under "Your annuity payout options" under "Annuity maturity date," please see the Prospectus for the applicable maximum annuitization ages in New York.

I. In "Charges and expenses" under "Charges that Equitable Life deducts," please note the following changes:

     (a) Under "Annual administrative charge," the second and third paragraphs are deleted in their entirety and replaced with the following:

          We will deduct this charge from your value in the variable investment options on a pro rata basis. If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year.

          If your account value in the variable investment options is insufficient to pay this charge, and you have no account value in the guaranteed interest option, your contract will terminate without value and you will lose any applicable guaranteed benefits. Please see "Termination of your contract" in "Determining your contract's value" earlier in this Prospectus.


173788V1                                                                X00745
FORM NO. IM 04-04 SUPP (2/04)
CAT. NO. 133429 (2/04)

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     (b)  Under "Guaranteed minimum death benefit charge," the third and fourth paragraphs are deleted in their entirety and replaced with the following two paragraphs:

          We will deduct this charge from your value in the variable investment options on a pro rata basis. If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year.

          If your account value in the variable investment options is insufficient to pay this charge, and you have no account value in the guaranteed interest option, your contract will terminate without value and you will lose any applicable guaranteed benefits. Please see "Termination of your contract" in "Determining your contract's value" earlier in this Prospectus.

     (c) Under "Guaranteed minimum income benefit charge," the second and third paragraphs are deleted in their entirety and replaced with the following:

          We will deduct this charge from your value in the variable investment options on a pro rata basis. If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year.

          If your account value in the variable investment options is insufficient to pay this charge, and you have no account value in the guaranteed interest option, your contract will terminate without value and you will lose any applicable guaranteed benefits. Please see "Termination of your contract" in "Determining your contract's value" earlier in this Prospectus.















































   Copyright 2004. The Equitable Life Assurance Society of the United States
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                      All rights reserved. Accumulator(R)
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